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                                                                  Exhibit 10.14

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                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                       EL SITIO INTERNATIONAL CORPORATION

                                       and

             THE HOLDERS OF ITS CLASS A CONVERTIBLE PREFERRED STOCK

                                  July 2, 1999

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                          REGISTRATION RIGHTS AGREEMENT

            THIS AGREEMENT, dated as of July 2, 1999, is entered into by and among El Sitio International Corporation, a British Virgin Islands corporation (the "Corporation"), and the holders of the Corporation's Class A Convertible Preferred Stock, par value $1.00 per share, listed on Schedule A hereof (collectively, the "Stockholders").

                              W I T N E S S E T H:

            WHEREAS, on the date hereof (the "Closing"), the Stockholders are purchasing the Corporation's Class A Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock");

            WHEREAS, concurrently herewith, the Stockholders have executed a stockholders agreement relating to board representation, transfers and other matters in relation to their holding of the Preferred Stock (the "Stockholders Agreement");

            WHEREAS, in order to induce the Stockholders to make the purchases described above, and in connection with such purchases to protect the rights of all of the Stockholders, the Stockholders and the Corporation wish to establish certain agreements relating to the grant by the Corporation to the Stockholders of registration and other related rights.

      NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1. Certain Definitions.

            For the purposes of this Agreement, the following terms shall have the respective meanings set forth below:

            "Affiliate" means, with respect to any person, (i) any other person of which securities or other ownership interests representing more than fifty percent (50%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such person, or (ii) any other person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such person. As used herein, "Control," whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a person, whether through the ownership of voting securities or otherwise.

            "Agreement" means this Agreement, as from time to time assigned, supplemented, amended or modified in accordance with the terms hereof.

            "Board" means the Board of Directors of the Corporation.

            "Commission" means the United States Securities and Exchange Commission.
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            "Dollars" or "$" means the currency of the United States or its foreign currency equivalent at the time the determination is made.

            "Initial Stockholders" means collectively Roberto Vivo-Chaneton, Guillermo J. Liberman, Tower Plus International Corp., Roberto Cibrian-Campoy, Hector A Sierra, Hector R. Bandoni, Sergio S. Monti, Damian Said, and Alberto E. Tapia.

            "Restricted Shares" means any shares of Stock which have not been registered under the Securities Act and which are owned by any Stockholder.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

            "Stock" means shares of the Corporation's ordinary shares, par value $1.00 per share.

            "Stockholder" means any person who is a party to this Agreement (other than the Corporation) and any permitted transferee of such person who agrees to be bound by the terms hereof.

ARTICLE 2. Registration Rights

            2.1 Demand Registration.

            (a) Upon notice to the Corporation from Stockholder(s) holding in the aggregate $15.0 million or more of the Restricted Shares (or Preferred Shares which are convertible into Restricted Shares), such Stockholders (the "Requesting Stockholders") shall have the right to request in writing a registration of such shares of Stock that are (or which would be upon conversion) Restricted Shares. Such request (a "Demand Request") by the Requesting Stockholders shall (i) specify the number of Restricted Shares which each Requesting Stockholder intends to sell or dispose of, and (ii) state the intended method or methods by which the Requesting Stockholder intends to sell or dispose of such Restricted Shares. Upon receipt of a Demand Request pursuant to this Section 2.1, the Corporation shall (as requested) (i) cause to be filed, within the later of (x) ninety (90) days of the date of delivery to the Corporation of the Demand Request, or (y) one hundred eighty (180) days after the effectiveness of the most recently filed registration statement by the Corporation, a registration statement covering such Restricted Shares which the Corporation has been so requested to register, providing for the registration under the Securities Act of such Restricted Shares to the extent necessary to permit the disposition of such Restricted Shares so to be registered in accordance with the intended method of distribution specified in such Demand Request, provided, that the Corporation may delay making such filing or taking such action by not more than one hundred twenty (120) days if the Corporation, prior to the time it would otherwise have been required to file such registration statement or take such action, determines in good faith that the filing of such registration statement or the taking of such action would require the disclosure of material, non-public information that, in the reasonable judgment of the Corporation, would be detrimental to the Corporation if so disclosed (and a delay would be likely to reduce the detrimental effect of such disclosure or obviate the need for such disclosure to be made, or would otherwise adversely affect a financing, acquisition, disposition, merger or other material transaction), (ii) shall use its


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best efforts to have such registration statement declared effective by the
Commission as soon as practicable thereafter, and (iii) refrain from filing any other registration statements with respect to any other securities of the Corporation until such date which is one hundred eighty (180) days following effectiveness of the registration statement filed in response to the Demand Request. Subject to any existing written agreement between the Corporation and Bear, Stearns & Co. Inc., the underwriter shall be selected by the Requesting Stockholders and shall be reasonably acceptable to the Corporation for any registration pursuant to this Section 2.1.

            (b) In the event that the Corporation is required to file a registration statement covering any Restricted Shares of any Requesting Stockholder(s) pursuant to Section 2.1(a) above, the Corporation shall be permitted to include newly-issued securities ("Piggyback Securities") in such registration. Notwithstanding the foregoing, if the managing underwriter of such proposed registration determines and advises in writing that the inclusion of all Piggyback Securities proposed to be included in the underwritten public offering would interfere with the successful marketing of the Requesting Stockholders' Restricted Shares, then the Corporation shall not be permitted to include any Piggyback Securities in excess of the amount, if any, of Piggyback Securities which the managing underwriter of such underwritten offering shall reasonably and in good faith agree in writing to include in such offering in excess of any amount to be registered for the Requesting Stockholder(s). The Piggyback Securities that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the Corporation for a period, not to exceed 180 days from the closing of such underwritten public offering, that the managing underwriter determines is necessary in order to effect such underwritten public offering.

            (c) The Corporation shall not be required to comply with more than four (4) Demand Requests, at least one (1) of which shall be reserved for IAMP (El Sitio) Investments Ltd. (and its affiliates) and at least one
(1) of which shall be reserved for the Initial Stockholders.

            2.2 Piggyback Registration.

            (a) Each time that the Corporation proposes for any reason to register any of its Stock under the Securities Act (a "Proposed Registration"), other than pursuant to a registration statement on Form F-4 or Form F-8 or similar or successor forms, the Corporation shall promptly give written notice of such Proposed Registration to the holders of the Restricted Shares (which notice shall be given not less than thirty (30) days prior to the expected effective date of the Corporation's registration statement) and shall offer such holders the right to request inclusion of any of such holder's Restricted Shares in the Proposed Registration. No registration pursuant to this Section 2.2 shall relieve the Corporation of its obligation to register Restricted Shares pursuant to Section 2.1.

            (b) Each Stockholder shall have twenty (20) days from the receipt of such notice to deliver to the Corporation a written request specifying the number of Restricted Shares such Stockholder intends to sell and such Stockholder's intended method of disposition. Any Stockholder shall have the right to withdraw such Stockholder's request for inclusion of such Stockholder's Restricted Shares in any registration statement pursuant to this Section 2.2 by giving written notice to the Corporation of such withdrawal. Subject to Section
2.3 below, the Corporation shall include in such registration statement all such Restricted Shares so requested to


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be included therein; provided, however, that the Corporation may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

            (c) In the event that the Proposed Registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request under Section 2.2(b) hereof must specify that the Restricted Shares be included in the underwriting on the same terms and conditions as the shares of Stock, if any, otherwise being sold through underwriters under such registration.

            2.3 Priority on Registrations.

            (a) If the managing underwriter advises the Corporation that the inclusion of such Restricted Shares would cause a Material Adverse Effect, the Corporation will be obligated to include in such registration statement, as to each Stockholder, only a portion of the Restricted Shares such Stockholder has requested be registered equal to the ratio which such Stockholder's requested Restricted Shares bears to the total number of Restricted Shares requested to be included in such registration statement by all Stockholders who have requested that their Restricted Shares be included in such registration statement, in the case of Stockholders exercising rights under Section 2.2 hereof. It is acknowledged by the Stockholders, that pursuant to the foregoing provision, the securities to be included in such registration shall be allocated (x) if such registration has been initiated by the Corporation for securities to be offered by the Corporation, first to the Corporation, second to Stockholders exercising their piggyback right and third to all others requesting securities to be included therein and (y) if such registration has been initiated by Requesting Stockholders requesting a Demand Registration, first to such Requesting Stockholders, second to the Corporation if it exercises its piggyback right and third to all others requesting securities to be included therein. If as a result of the provisions of this Section 2.3(b) any Stockholder shall not be entitled to include all of its Restricted Shares in a registration that such Stockholder has requested to be so included, such Stockholder may withdraw such Stockholder's request to include Restricted Shares in such registration statement. The Restricted Shares that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the Stockholders for a period, not to exceed 180 days from the closing of such underwritten public offering, that the managing underwriter determines as necessary in order to effect such underwritten public offering.

            (b) No Stockholder may participate in any registration statement hereunder unless such Stockholder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements, including an opinion of its counsel; provided, however, that no such Stockholder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Stockholder's ownership of its Restricted Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Stockholder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested.

            2.4 Registration Procedures. Whenever any Stockholder has requested that any Restricted Shares be registered pursuant to the provisions of this
Article 2, the Corporation


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will use its commercially reasonable efforts to effect the registration and the sale of such Restricted Shares in accordance with the intended method of disposition thereof as set forth in the written request, and pursuant thereto the Corporation shall:

            (a) prepare and file with the Commission registration statement(s) with respect to such securities on the appropriate forms, and use its best efforts to cause such registration statement(s) to become and remain effective in accordance with Section 2.4(b) hereof and in accordance with all laws, rules and regulations applicable thereto;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement(s) and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement(s) effective until the earlier of (i) the sale of all Restricted Shares covered thereby or (ii) the date required therefor by the underwriters in the underwriting agreement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such registration statement(s);

            (c) furnish to each Stockholder participating in such registration pursuant to Section 2.1 or Section 2.2 (each, a "Participating Stockholder") such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Stockholder may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

            (d) use its best efforts to register or qualify the Restricted Shares covered by such registration statement(s) under the securities or blue sky laws of such jurisdictions as the Participating Stockholder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable the Participating Stockholders to consummate the public sale or other disposition in such jurisdictions of such Restricted Shares; provided, however, that the Corporation shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not otherwise liable for such taxes;

            (e) at any time when a prospectus relating thereto covered by such registration statement(s) is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.4(b) hereof, promptly notify each Stockholder and each underwriter and (if requested by any such Stockholder) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Restricted Shares under state securities or blue sky laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of any Participating Stockholder, prepare, file and furnish to such Participating Stockholder a reasonable number of


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copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (f) if the Corporation has delivered preliminary or final prospectuses to any Participating Stockholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify such Participating Stockholder and, if requested, the Participating Stockholder shall immediately cease making offers of Restricted Shares and return all prospectuses to the Corporation. The Corporation shall promptly provide the Participating Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the Participating Stockholder shall be free to resume making offers of the Restricted Shares;

            (g) furnish, at the request of the Participating Stockholder on the date such Restricted Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Article 2, if such Restricted Shares are being sold through underwriters, or, if such Restricted Shares are not being sold through underwriters, on the date that the registration statement with respect to such Restricted Shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Participating Stockholders and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Participating Stockholders;

            (h) if any proposed registration effected pursuant to Section 2.1 or
Section 2.2 involves an underwritten public offering, (i) subject to Section 2.1, select a reputable managing underwriter to underwrite such public offering,
(ii) cause all Restricted Shares to be listed for trading on the principal national securities exchange (including, without limitation, the NASDAQ National Market System) (as defined in the Securities and Exchange Act of 1934, as amended) where the Corporation's Stock is listed for trading, and (iii) enter into (x) an underwriting agreement with the underwriter providing for such representations, warranties, covenants, conditions and indemnities as may be requested by the underwriter and (y) a deposit agreement with a depositary, if applicable, providing for such representations, warranties, covenants, conditions and indemnities as may be requested by the depositary;

            (i) before filing a registration statement or amendment thereto, furnish to each Participating Stockholder and its counsel and other representatives and the underwriters, if any, copies of each such registration statement or amendment proposed to be filed, which documents shall be made available on a timely basis for review and comment by the Participating Stockholders, the underwriters (if any) and their respective representatives;

            (j) make generally available to the Corporation's security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, as promptly as


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practicable, but in any event no later than forty-five (45) days after the end of the 12-month period beginning with the first day of the Corporation's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Corporation timely files complete and accurate information on Forms 20-F and 6-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

            (k) if requested by the managing underwriter or any Participating Stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any Participating Stockholder reasonably requests to be included therein, including, without limitation, with respect to the Restricted Shares being sold by such Participating Stockholder, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Restricted Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

            (l) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each Participating Stockholder;

            (m) cooperate with the Participating Stockholders and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement (if any), and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Corporation's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

            (n) promptly make available for inspection by any Participating Stockholder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Participating Stockholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Corporation shall not be required to provide any information under this subparagraph (n) if (A) the Corporation believes, after consultation with counsel for the Corporation, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information or
(B) if either (i) the Corporation has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC of documents provided supplementally or otherwise or (ii) the Corporation reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Participating Stockholder requesting such information agrees to enter into a


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confidentiality agreement in customary form and subject to customary exceptions;
and provided, further, that each Participating Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

            (o) provide a CUSIP number for the Restricted Shares included in any registration statement not later than the effective date of such registration statement;

            (p) cooperate with each Participating Stockholder and each underwriter participating in the disposition of such Restricted Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

            (q) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

            (r) notify each Participating Stockholder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

            (s) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Corporation or the managing underwriter, is required in connection with the distribution of the Restricted Shares;

            (t) advise each Participating Stockholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

            (u) if the Participating Stockholders so request, to request acceleration of effectiveness of the registration statement from the Commission, provided at the time of such request the Corporation does not, in good faith, believe it is necessary to amend further the registration statement in order to comply with the provisions of this Section 2.4. If the Corporation wishes to further amend the registration statement prior to requesting acceleration, it shall have five (5) business days to so amend prior to requesting acceleration.

            2.5 Suspension of Dispositions. Each Participating Stockholder agrees that upon receipt of any notice (a "Suspension Notice") from the Corporation of the happening of any event of the kind described in Section 2.4(e)(iii), such Participating Stockholder will forthwith discontinue disposition of Restricted Shares until such Participating Stockholder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Corporation that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Corporation, such Participating Stockholder will deliver to


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the Corporation all copies, other than permanent file copies then in such
Participating Stockholder's possession, of the prospectus covering such Restricted Shares current at the time of receipt of such notice. In the event the Corporation shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Restricted Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Corporation shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

            2.6 Cooperation upon a Registration. The Stockholders and the Corporation agree that, in connection with any exercise of registration rights pursuant to this Article 2, the Stockholders will authorize, and will authorize and direct the Board to take, such actions as are necessary and appropriate to effectuate such registration. In addition, each Participating Stockholder agrees to cooperate fully with the Corporation and the underwriters of any underwritten public offering in the preparation of all documentation necessary or desirable to effectuate any registration of any Restricted Shares under the Securities Act pursuant to this Article 2, or registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof. In addition, the Corporation agrees to cooperate fully with the Participating Stockholders in connection with any such registration or qualification.

            2.7 Limitations. Notwithstanding anything in this Agreement to the contrary, if requested in writing by the managing underwriter, if any, of any underwritten public offering of the Corporation's capital stock pursuant to this
Article 2, each Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of any shares of capital stock of the Corporation except as part of such underwritten public offering within thirty (30) days before or one hundred and eighty (180) days after the effective date of the registration statement filed with respect to said offering, unless expressly authorized to do so by the managing underwriter.

            2.8 Expenses. The Corporation shall pay all expenses incurred by the Corporation in complying with Sections 2.1, 2.2 and 2.4 hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with the securities or blue sky laws of all such jurisdictions in which the Restricted Shares are proposed to be offered and sold (including reasonable fees and disbursements of counsel in connection with blue sky qualification of Restricted Shares), rating agency fees, printing expenses, messenger and delivery expenses, the Corporation's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), fees and expenses incurred in connection with any listing of the Restricted Shares, fees and expenses of counsel for the Corporation and its independent certified public accountants (including the expenses of any special audit or cold comfort letters required by or incident to such performance), securities act liability insurance (if the Corporation elects to obtain such insurance) and fees and disbursements of underwriters (to the extent the Corporation is liable therefor under the terms of any underwriting agreement), whether or not any registration statement becomes effective; provided, however, that all underwriting discounts and selling commissions applicable to the Restricted Shares covered by registrations effected pursuant to Section 2.1 or
Section 2.2 hereof shall be borne by the Participating Stockholders, in proportion to the number of Restricted Shares sold by each such Participating Stockholder, and


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except as expressly provided in this Section 2.8, in no event shall the
Corporation pay any fees or expenses attributable to any counsel, accountants or other persons retained or employed by the Participating Stockholders. Further to the foregoing, the Corporation shall pay all reasonable and customary expenses incurred by any Participating Stockholder, including, without limitation, all reasonable expenses and fees of one (1) firm of counsel for all Participating Stockholders (which shall be selected by a majority (based on the number of Restricted Securities to be sold) of the Participating Stockholders), plus, to the extent reasonably necessary, one (1) firm of local counsel for all of the Participating Stockholders in each state or country where reasonably necessary (the "Expenses").

            2.9 Indemnification.

            (a) In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Article 2 or registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof, the Corporation shall indemnify and hold harmless each Participating Stockholder, each underwriter of such shares, if any, each broker or any other person acting on behalf of the Participating Stockholders, each director, officer, employee and partner of any of the foregoing and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, are related to, result from or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof, or arise out of, are related to, result from or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws and the Corporation shall reimburse on demand each Indemnified Person for any legal or any other costs and expenses reasonably incurred by any of them in connection with investigating, preparing for, defending or settling any such loss, claim, damage, liability or action by any governmental agency or body; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary or final prospectus or amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares pursuant to Section 2.4(d) hereof, in reliance upon and in conformity with written information furnished to the Corporation by any Participating Stockholder, underwriter, broker, other person or controlling person specifically for use in the preparation thereof or arises out of or is based upon the Indemnified Person's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such Indemnified Person with a sufficient number of copies of the same; provided further, that the

Corporation shall not be liable for any settlement made without its prior written consent, such consent not to be unreasonably withheld.

            (b) Before Restricted Shares shall be included in any registration pursuant to this Article 2, each Participating Stockholder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any registration statement and prospectus, and each such Participating Stockholder and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) above) the Corporation, each director of the Corporation, each officer of the Corporation who signs such registration statement, every other Participating Stockholder and any person who controls the Corporation within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Participating Stockholder or such underwriter for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited to an amount equal to the net proceeds actually received by such Participating Stockholder from the sale of Restricted Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 2.9(a) or
(b) hereof, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.9, give prompt written notice to the latter of the commencement of such action (provided that the failure to give such notice shall not limit the rights of such indemnified party unless and to the extent such failure is prejudicial to its ability to defend such action). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice to such indemnified party from the indemnifying party of its election to assume the defense thereof; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from, in conflict with or additional to those available to the indemnifying party, or that such claim or litigation involves or could reasonably be expected to have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 2.9, or if the indemnifying party fails to take diligent action to defend such claim within twenty (20) days following notice thereof from the indemnified party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this
Section 2.9, or if the indemnifying party fails to take diligent action to defend such claim within twenty (20) days following notice thereof from the indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 2.9. If the indemnifying party does assume its own defense, from such time the indemnified party shall bear the expenses of its own separate counsel. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its written consent, which consent shall not be unreasonably withheld. If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not make any settlement of the applicable claim indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld. An indemnifying party that is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party and any other such indemnified party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which an Indemnified Person makes a claim for indemnification pursuant to this Section 2.9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced notwithstanding the fact that this Section 2.9 provides for indemnification in such case, then the Corporation and the Participating Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect, as between the indemnifying party, on the one hand, and the indemnified party on the other hand, the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) the Participating Stockholder will not be required to contribute any amount in excess of the proceeds to it of all Restricted Shares sold by it pursuant to such registration statement, (ii) no underwriter shall be required to contribute any amount in excess of the proceeds to it from the offering pursuant to such registration statement, and (iii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation. If indemnification is available under this
Section 2.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.9(a) and 2.9(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.9(d).

            (e) Notwithstanding any of the foregoing, if in connection with an underwritten public offering of any Restricted Shares, the Corporation, the Participating Stockholder and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, the indemnification provided thereunder shall be in addition to (and not in lieu of) the indemnification provided to the Stockholders hereunder.

            (f) The indemnification and contribution required by this Section
2.9 shall be made by periodic payment of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, that if a court of competent jurisdiction finally determines that any Indemnified Person which has received payments hereunder does not have an indemnification right under Section 2.9 for any reason, then such Indemnified Person shall within five (5) days of such final determination, refund all amounts received hereunder to the Corporation.

            (g) The indemnification and contribution provided for hereunder will remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Person and will survive the transfer of securities.

ARTICLE 3. Miscellaneous

            3.1 Notices. Any and all notices, designations, consents, offers, acceptances, or any other communication required or permitted to be given by any provision of this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by registered mail or telecopied with acknowledgment of receipt sent by telecopier, registered mail or delivered in person, as the case may be, to such party at the address or telecopier number, as the case may be, set forth on the signature pages hereto or to such other address or telecopier number, as the case may be, as such party may from time to time designate in writing to the other parties. All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery or registered mail, on the date of receipt; or (b) in the case of telecopying, on the date of acknowledgment thereof.

            3.2 Amendment and Waiver. No change or modification of, or waiver of compliance with, this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

            3.3 Termination. This Agreement may be terminated at any time by an instrument in writing signed by all of the parties hereto. This Agreement shall terminate automatically as to any Stockholder which transfers all of its Restricted Shares. Unless sooner terminated, this Agreement shall terminate eight (8) years from the date hereof, unless, at any time within one (1) year prior to such date, all of the parties extend its duration for as many additional periods, each not to exceed eight (8) years, as they may desire.

            3.4 No Waiver. No failure or delay on the part of the Stockholders or any of them in exercising any right, between the Corporation and the Stockholders or any of them shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Stockholders or any of them would otherwise have. No notice to or demand on the Corporation in any case shall entitle the Corporation to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Stockholders or any of them to take any other or further action in any circumstances without notice or demand.

            3.5 Specific Performance. Each party to this Agreement acknowledges that the other parties will suffer irreparable injury in the event of any breach of any provision of this Agreement and that therefore the remedy at law for any breach or threatened breach of any such provision of this Agreement will be inadequate. Accordingly, upon a breach or threatened breach of any such provision of this Agreement by any party hereto, the other parties shall, in addition and without prejudice to any of the rights and remedies they may have, be entitled as a matter of right, without proof of actual damages, to seek specific performance of such provisions of this Agreement and to such other injunctive or equitable relief to enforce, or prevent any violations (whether anticipatory, continuing or future) of, such provisions of this Agreement.

            3.6 Counterparts and Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. All headings and any cover page or table of contents are inserted for convenience or reference only and shall not affect its meaning or interpretation.

            3.7 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

            3.8 Expenses. Except as provided in Section 2.8 hereto, each of the parties to this Agreement shall bear its own expenses, including, without limitation, the fees and disbursements of its respective counsel, in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

            3.9 Governing Law. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New York, U.S.A., without regard to its conflict of law rules.

            3.10 Submission to Jurisdiction; Consent to Service of Process.

            (a) The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the Borough of Manhattan, State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 3.1 hereof.

            3.11 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Corporation and its successors, and each of the Stockholders and their respective executors, administrators and personal representatives and heirs and their successors and assigns.

            3.12 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions hereof shall nevertheless continue in full force and effect as though the illegal, invalid or unenforceable provisions were not a part hereof, and the parties shall exert their best efforts to amend this Agreement to include a provision which is legal, valid and enforceable and which carries out the original intent of the parties.

            3.13 Complete Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, between or among any of the parties hereto, with respect to the subject matter hereof.

            3.14 Further Assurances. Each of the parties to this Agreement agrees to execute such other documents and take such other action as may be reasonably necessary to implement and carry out the intent of this agreement.

            3.15 Confidentiality. Each Stockholder covenants and agrees to treat any non-public information provided to it by the Corporation concerning the business and finances of the Corporation ("Corporate Information") as confidential and agrees further that it will not use, exploit, reproduce, disclose or provide Corporate Information to any third party (other than any agents of the Stockholder who are bound by substantially similar obligations of confidentiality) on its own behalf or otherwise, except with the consent of the Corporation or as required by law, legal process or any federal or state regulatory body having jurisdiction over such Stockholder. The provisions of this Section 3.15 shall not apply to any information which:

            (a) was within the public domain prior to the time of disclosure of Corporate Information to the Stockholder or which comes into the public domain other than as a result of a breach by the Stockholder of this Section 3.15;

            (b) was in the possession of the Stockholder (or any of its officers, directors, employees, agents, principals, or affiliates) before the Stockholder received the Corporate Information;

            (c) was rightfully acquired by the Stockholder from a third party without, to the knowledge of the Stockholder, any restriction or any obligation of confidentiality; or

            (d) was independently developed by the Stockholder without any use or reference to the Corporate Information.

            The provisions of this Section 3.15 shall survive the termination of this Agreement, either in whole or as to any Stockholder, for a period of two
(2) years.

3.16. Failure to Execute. Failure of any party to execute this Agreement renders this Agreement void as to the non-executing party, but such Agreement shall be valid and binding as to all other parties that execute such Agreement.

           [The rest of this page has been intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                              EL SITIO INTERNATIONAL CORPORATION


                              By: /s/ Roberto Cibrian-Campoy
                                  ------------------------------------------
                                  Title:
                                  Notice Address:

                                        Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn: Roberto Cibrian Campoy
                                        Telephone: (54 11) 4343-9122
                                        Telecopier:(54 11) 4343-9122,  ext. 104

                                  with a copy to:

                                        Paul, Hastings, Janofsky & Walker, LLP
                                        399 Park Avenue, 31st Floor
                                        New York, New York 10022
                                        Attn: Neil A. Torpey
                                        Telephone:  (212) 318-6034
                                        Telecopier: (212) 318-4090

                              IAMP (EL SITIO) INVESTMENTS LTD.


                              By: /s/ Jose Santos
                                  ------------------------------------------
                                  Title: FOR WESTLAW LIMITED -- Director
                                  Notice Address:

                                       c/o 404 Washington Avenue, 8th Floor
                                       Miami Beach, Florida 33139
                                       Attn:  Benjamin S.A. Moody
                                       Telephone:  (305) 894-3578
                                       Telecopier: (305) 894-3599

                                  with a copy to:

                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       590 Madison Avenue
                                       New York, New York 10022
                                       Attention: L. Kevin O'Mara, Jr.
                                       Telephone:  (212) 872-1021
                                       Telecopier: (212) 872-1002

                            WASHBURN ENTERPRISES INC.


                              By: /s/ Amaya Ariztoy
                                  ------------------------------------------
                                  Title: Authorized Signatory
                                  Notice Address:

                                       c/o 404 Washington Avenue, 8th Floor
                                       Miami Beach, Florida 33139
                                       Attn:  Benjamin S.A. Moody
                                       Telephone:  (305) 894-3578
                                       Telecopier:  (305) 894-3599

                                  with a copy to:

                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       590 Madison Avenue
                                       New York, New York 10022
                                       Attention: L. Kevin O'Mara, Jr.
                                       Telephone:  (212) 872-1021
                                       Telecopier: (212) 872-1002

                              CHESTNUT HILL (EL SITIO), LLC


                              By: /s/ Michael Greely
                                  ------------------------------------------
                                  Title: SVP
                                  Notice Address:

                                          c/o GCC Investments, Inc.
                                          1300 Boylston Street
                                          Chestnut Hill, MA 02467
                                          Attn:  Michael A. Greeley
                                          Telephone:  (617) 975-3222
                                          Telecopier: (617) 975-3201

                                  with a copy to:

                                          Phillip J. Szabla
                                          Vice President and General Counsel
                                          GC Companies, Inc.
                                          1300 Boylston Street
                                          Chestnut Hill, MA 02467
                                          Telephone:  (617) 264-8098
                                          Telecopier: (617) 264-8206

                              ROBERTO VIVO-CHANETON

                              By: /s/ Roberto Vivo-Chaneton
                                  ------------------------------------------
                                  Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              GUILLERMO J. LIBERMAN


                              By: /s/ Guillermo J. Liberman
                                  ------------------------------------------


                                 Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              TOWER PLUS INTERNATIONAL CORP.


                              By: /s/ Nicolas Juan Alonso
                                  ------------------------------------------
                                  Title: PRESIDENT
                                  Notice Address:

                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________

                              ROBERTO CIBRIAN-CAMPOY


                              By: /s/ Roberto Cibrian-Campoy
                                  ------------------------------------------
                                  Notice Address:

                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier: (54 11) 4343-9122, ext. 104

                              HECTOR R. BANDONI


                              By: /s/ Hector R. Bandoni
                                  ------------------------------------------
                                  Notice Address:

                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104

                              SERGIO S. MONTI


                              By: /s/ Sergio S. Monti
                                  ------------------------------------------
                                  Notice Address:

                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier: (54 11) 4343-9122, ext. 104

                              HECTOR A. SIERRA


                              By: /s/ Hector A. Sierra
                                  ------------------------------------------
                                  Notice Address:

                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier: (54 11) 4343-9122, ext. 104

                              ALBERTO E. TAPIA


                              By: /s/ Alberto E. Tapia
                                  ------------------------------------------
                                  Notice Address: Niceto Vega 5203 7th Floor
                                                  Capital, Bs.As. Argentina

                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier: (54 11) 4343-9122, ext. 104

                              DAMIAN SAID


                              By: /s/ Damian Said
                                  ------------------------------------------
                                 Notice Address:

                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier: (54 11) 4343-9122, ext. 104

                              COMPANIA DE INVERSIONES MONTEVIDEO BVI


                              By: /s/ Marial Ramos
                                  ------------------------------------------
                                  Title: Marial Ramos
                                  Notice Address:

                                  Plaza Indepencia 831/508
                                  ------------------------------------------
                                  MONTEVIDEO, URUGUAY
                                  ------------------------------------------
                                  TELEPHONE (05982) 901-44-29
                                  ------------------------------------------

                                  ------------------------------------------

                                  ------------------------------------------

                              HENRY B. WILSON TRUST


                              By: /s/ Henry B. Wilson
                                  ------------------------------------------
                                  Title:
                                  Notice Address:

                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________

                              VAMAGRA S.A.


                              By: /s/ Emilio Alfredo Gravier
                                  ------------------------------------------
                                  Title: Emilio Alfredo Gravier -- apoderado
                                  Notice Address:

                                    c/o Piedras 172 4th floor
                                  ------------------------------------------
                                    1070 Buenos Aires, Argentina
                                  ------------------------------------------
                                    Attn: Emilio Alfredo Gravier
                                  ------------------------------------------
                                    Telephone: (54) 11 4342-4342-6909
                                  ------------------------------------------

                                  ------------------------------------------

                              JULIEN SEVAUX


                              By: /s/ Julien Sevaux
                                  ------------------------------------------
                                  Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              ELINSTAR INTERNATIONAL CORPORATION


                              By: /s/ Carlos Korn
                                  ------------------------------------------
                                  Title:
                                  Notice Address:

                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________

                              RENEE SAENZ ARMAS


                              By: /s/ Renee Saenz Armas
                                  ------------------------------------------
                                 Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              GILLES DARD


                              By: /s/ Gilles Dard
                                  ------------------------------------------
                                 Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              SUMMIT INVESTMENT MANAGEMENT LTD.


                              By: /s/ Horacio Milberg
                                  ------------------------------------------
                                  Title: Horatio Milberg
                                  Notice Address:

                                          c/o Av. Belgrano 845 (4th)
                                          ----------------------------------
                                          1092 Buenos Aires, Argentina
                                          ----------------------------------
                                          Attn: Horacio Milberg
                                          ----------------------------------
                                          Tel: (54 11) 4343-6700
                                          ----------------------------------
                                          Fax: (54 11) 4343-2355
                                           ---------------------------------

                              GUSTAVO BLUFSTEIN


                              By: /s/ Gustavo Blufstein
                                  ------------------------------------------
                                  Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              HELIANE STEDEN


                              By: /s/ Heliane Steden
                                  ------------------------------------------
                                  Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              JORGE AMY


                              By: /s/ Jorge Amy
                                  ------------------------------------------
                                  Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              ROBERTO J. GARAT


                              By: /s/ Roberto J. Garat
                                  ------------------------------------------
                                  Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              SLI.COM INC.


                              By: /s/ Guillermo Liberman
                                  ------------------------------------------
                                  Name: Guillermo Liberman
                                  Title: President

                              DANIEL ROTSZTAIN


                              By: /s/ Daniel Rotsztain
                                  ------------------------------------------
                                  Title:
                                  Notice Address:

                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________

                        DUNAS OVERSEAS LTD


                              By: /s/ Nicolas Juan
                                  ------------------------------------------
                                  Name: NICOLAS JUAN
                                  Title: PRESIDENT


                                    c/o Estudio Guyer Y Regules
                                  ------------------------------------------
                                    Plaza Independencia 811, P.B.
                                  ------------------------------------------
                                    11100 Montevideo
                                  ------------------------------------------
                                       Uruguay
                                  ------------------------------------------
                                    Tel: (05982) 902 1515
                                  ------------------------------------------

                              ALFREDO JIMENEZ DE ARECHAGA


                              By: /s/ Alfredo Jimenez De Arechaga
                                  ------------------------------------------
                                  Title:
                                  Notice Address:

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

                              RAFAEL BUSTAMENTE


                              By: /s/ Rafael Bustamente
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                                  Title:
                                  Notice Address:

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                                         ______________________________________
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

                              QUANTUM DOLPHIN PLC


                              By: /s/ Marcelo Mindlin
                                  ------------------------------------------
                                  Title: DIRECTOR
                                  Notice Address:

                                           BOLIVAR 108 1st FLOOR
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                                           (1066) BUENOS AIRES
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                                                     ARGENTINA
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